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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report: April 15, 1999


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


                MICHIGAN            0-14591             38-1986608
             (State or other      (Commission         (IRS Employer
             jurisdiction of      File Number)       Identification no.)
             incorporation)

          111 LYON STREET, N.W.
         GRAND RAPIDS, MICHIGAN                            49503
(Address of principal executive offices)                 (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000

Item 5.   OTHER EVENTS.

          On April 15, 1999, Old Kent Financial Corporation issued the press release attached as Exhibit 99 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99   Press Release dated April 15, 1999.

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 15, 1999              OLD KENT FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /S/ ALBERT T. POTAS
                                       Albert T. Potas
                                       Senior Vice President

                               EXHIBIT INDEX


EXHIBIT NUMBER            DOCUMENT

     99           Press Release dated April 15, 1999.